Exhibit 24.1

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements of the Company on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or statements or amendments thereto, registering, in each case, the offering, sale and issuance of the securities of the Company specified in such registration statement or statements and (2) any and all registration statements, reports, applications, instruments and other documents relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of October, 2008.

/s/ DAVID R. ANDELMAN
David R. Andelman
/s/ JOSEPH A. CALIFANO, JR.
Joseph A. Califano, Jr.
/s/ WILLIAM S. COHEN
William S. Cohen
/s/ GARY L. COUNTRYMAN
Gary L. Countryman
/s/ CHARLES K. GIFFORD
Charles K. Gifford
/s/ LEONARD GOLDBERG
Leonard Goldberg
/s/ BRUCE S. GORDON
Bruce S. Gordon
/s/ LINDA M. GRIEGO
Linda M. Griego
/s/ ARNOLD KOPELSON
Arnold Kopelson
/s/ LESLIE MOONVES
Leslie Moonves
/s/ DOUG MORRIS
Doug Morris
/s/ SHARI REDSTONE
Shari Redstone
/s/ SUMNER M. REDSTONE
Sumner M. Redstone
/s/ FREDERIC V. SALERNO
Frederic V. Salerno